UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2011

 RadNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19019	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by RadNet, Inc. (the “Company”) with the Securities and Exchange Commission on November 8, 2011 (the “Original 8-K”).  This amendment on Form 8-K/A amends and restates Items 2.01, 8.01 and 9.01 appearing in the Original 8-K in their entirety.  Except as specifically amended and restated, the Original 8-K shall not be deemed to have been modified by the filing of this amendment on Form 8-K/A.  This amendment on Form 8-K/A also includes a new Item 1.01.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 7, 2011 (the “Effective Date”), Radnet Management, Inc. (“Radnet Management”), a wholly-owned subsidiary of the Company, and CML Healthcare Inc. (“CML”) entered into a stock purchase agreement (the “Stock Purchase Agreement”), joined in by the Company, pursuant to which Radnet Management acquired from CML, as of the Effective Date, all of the outstanding equity interests in Raven Holdings U.S., Inc. (“Raven”). The transaction included the purchase of various entities, including two operating subsidiaries of CML, American Radiology Services and The Imaging Institute, owners and operators of 15 diagnostic imaging centers in Maryland (two of which are held in joint ventures with hospital partners), one center in Delaware and five centers in Rhode Island. The aggregate purchase price for the transaction was approximately $40.2 million, consisting of approximately $28.2 million in cash, $9 million in a Seller Note and approximately $3 million of assumed equipment-related debt . In addition, as part of the transaction, approximately $5.5 million of debt obligations was assumed within the two Maryland joint ventures. The Company has guaranteed all payment and performance obligations of Radnet Management that may arise under the Stock Purchase Agreement.

The Stock Purchase Agreement contains customary representations, warranties, covenants and indemnification obligations of the parties. The assertions embodied in those representations and warranties are made solely for purposes of the Stock Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Stock Purchase Agreement.  Moreover, some of those representations and warranties may have only been true at a certain date, may be subject to a contractual standard of materiality or may have been used for purposes of allocating risk between the parties rather than establishing matters of facts.

The foregoing description of the Stock Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K/A, and is incorporated herein by reference.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 7, 2011, Radnet Management completed the acquisition of Raven pursuant to the Stock Purchase Agreement.  The information set forth in Item 1.01 above is incorporated into this Item 2.01 by reference.

ITEM 8.01 OTHER EVENTS

On November 8, 2011, the Company issued a press release announcing the completion of the acquisition of American Radiology Services and The Imaging Institute.  The press release is attached to the Original 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (a) Financial Statements of Businesses Acquired

All financial statements of the business acquired that are required with respect to the acquisition described in Item 2.01 herein will be filed by amendment to the Original 8-K not later than 71 calendar days after the date on which the Original 8-K is required to be filed.

(b) Pro Forma Financial Information

All pro forma financial information required with respect to the acquisition described in Item 2.01 herein will be filed by amendment to the Original 8-K not later than 71 calendar days after the date on which the Original 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement dated November 7, 2011 by and between Radnet Management, Inc. and CML Healthcare Inc., and joined by RadNet, Inc.* #

99.1	Press Release issued by RadNet, Inc. on November 8, 2011 (incorporated by reference to exhibit filed with the Original 8-K).

*
Certain schedules and similar attachments to this Exhibit have been omitted in accordance with Regulation S-K Item 6.01(b)(2). The  Company agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

#	Confidential treatment has been requested for portions of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2011	RadNet, Inc.

	By:	/s/ Jeffrey L. Linden
	Name:	Jeffrey L. Linden
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement dated November 7, 2011 by and between Radnet Management, Inc. and CML Healthcare Inc., and joined by RadNet, Inc.* #

99.1	Press Release issued by RadNet, Inc. on November 8, 2011 (incorporated by reference to exhibit filed with the Original 8-K).

*
Certain schedules and similar attachments to this Exhibit have been omitted in accordance with Regulation S-K Item 6.01(b)(2). The  Company agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

#	Confidential treatment has been requested for portions of this exhibit.